J.P. MORGAN INCOME FUNDS

JPMorgan Strategic Income Opportunities Fund
(All Share Classes)
(a series of JPMorgan Trust I)

Supplement dated March 31, 2010
to the Statement of Additional Information dated
July 1, 2009, as Supplemented

Effective immediately, the following paragraph replaces, in its entirety, the section under “Financial Intermediary — Finder’s Fee Commissions” heading of the Statement of Additional Information for the JPMorgan Strategic Income Opportunities Fund.

Finders’ Fee Commissions

Financial Intermediaries who sell $1 million or more of Class A Shares in the aggregate of the J.P. Morgan Equity Funds, the J.P. Morgan Specialty Funds, the J.P. Morgan International Funds, the J.P. Morgan Investor Funds, the JPMorgan SmartRetirement Funds, and the J.P. Morgan Fixed Income Funds (collectively, “Qualifying Funds”) may receive finders’ fees.

With Respect to the Fund, such fees are paid in accordance with the following schedule:

Amount of Purchases	Finders’ Fees*
$1,000,000 — $3,999,999**	0.75%
$4,000,000 — $49,999,999	0.50%
$50,000,000 or more	0.25%

*	If any defined contribution plan redeems within 12 months of the purchase date all of the shares for which a finder’s fee has been paid, JPMDS may reclaim the finder’s fee paid to the Financial Intermediary rather than charge a CDSC to the plan. JPMDS reserves the right to alter or change the finder’s fee policy on these plans at any time at its own discretion.

**	If the total sale of Class A Shares of Qualifying Funds is $1,000,000 or more but the amount of the sale applicable to the Fund is less than $1,000,000, the Financial Intermediary will receive a Finder’s Fee equal to 0.75% of the sale of the Class A Shares of the Fund. The Finder’s Fee Schedule for other Qualifying Funds can be found in the Statement of Additional Information for such Qualifying Funds.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE STATEMENT OF ADDITIONAL INFORMATION
FOR FUTURE REFERENCE

SUP-SAI-SIOF-310